Exhibit 99.2

pingtan marine enterprise Provides Update on its operations

FUZHOU, China, May 11, 2017 – Pingtan Marine Enterprise Ltd. (Nasdaq: PME) (“Pingtan” or the “Company”), a global fishing company based in the People’s Republic of China (PRC), today announced that it is providing to investors certain information about its business and operations.

Current Status of Some of Pingtan’s Operations / Relationship with Indonesian Government

Pingtan is the second largest China-based fishery company operating its vessels outside of China waters. Pingtan’s business is to engage in ocean fishing, and currently conducts these operations through a fleet of Company owned vessels. In 2015, the China Agriculture Industry Development Fund Co., Ltd. invested approximately $65 million for an 8% equity interest in Pingtan’s subsidiary Pingtan Fishing and currently holds the investment. The China Agriculture Development Fund Co., Ltd. was established in 2012 by China's Ministry of Finance, Agricultural Development Bank of China, one of China’s three state-owned policy banks, Cinda Asset Management Corporation (01359.HK), one of largest state-owned holding asset management company with register capital of 36 billion RMB, and CITIC Group, the biggest conglomerate of China. The China Agriculture Development Fund Co., Ltd. is the first China state-owned fund to focus on investing in all areas of the agriculture industry. This 4 billion RMB fund is managed by Cinda Asset Management Corporation.

Pingtan currently operates 140 fishing vessels. 12 vessels are operating in the Bay of Bengal in India, 13 vessels are operating in Indo-Pacific Waters, 4 vessels are operating in the international waters of Pacific Ocean and 2 vessels are operating in the international waters of Southwest Atlantic and Southeast Pacific Oceans since late December 2016. All of these vessels are currently fully licensed to operate in their fishing territories. Pingtan’s fleet has an average remaining useful life of approximately 13.4 years.

Based on its experience, the Company estimates that the purchase price its typical construction cost of a 150-foot fishing trawler to be is approximately $1.5 million, and Pingtan believes that the market value of its fleet is largely due to the required government-issued license on each vessel. Pursuant to China Distant Water Fisheries, there are approximately 2460 vessels from China that are operating in International waters that have qualified fishing licenses. The PRC government limits new license issuances. The Company considers the value of its fleet relatively similar to the taxi medallion market where the value of the limited license is greater than the physical cost of the means of transportation.

The Company initially operated in two areas, 1) the Exclusive Economic Zones in Arafura Sea in Indonesia and 2) in the Bay of Bengal in India. However, as previously reported, the Indonesian government introduced a moratorium on issuing new fishing licenses and renewals so that the country’s Ministry of Maritime Affairs and Fisheries could monitor the operations of existing fleets and to fight illegal fishing activities in December 2014. As a result, all licensed fishing vessels operating in Indonesian waters have been informed by the Indonesian government to operate within strict guidelines and subsequently to cease operation, in order to avoid potential enforcement actions, such as boat seizures, by the Indonesian Navy. The Company anticipates an eventual resumption of the fishing operation from the Indonesian government .

Pingtan has not been cited by or had any action brought to it by the Indonesian government, or any governmental body.

The Company has posted extensive information on the entirety of the Company’s fishing fleet, including titles and licenses onto its website at the following link: http://www.ptmarine.com/fishing-operations/our-vessels.

Pingtan Marine Enterprise, Ltd.	Page 2
May 11, 2017

The Company is also including examples of its licenses as available pictures.

根据《中华人民共和国渔业船舶登记办法》，渔业船舶所有权登记证书是权利人享有渔业船舶所有权的证明。

所有权登记证书编号	（闽）船登（权）（2016）YY-200128号		
船　名	福远渔9711	船籍港	福州
渔船编码	3501002014070002	船舶呼号/识别码	412440447
船舶种类	专业远洋渔船	生产方式/养殖证号	单拖渔船
造船厂名称	黄海造船有限公司	造船地点	山东荣成
船体材质	钢质	建造完工日期	20[illegible]-07-1[illegible]
主尺度	船长:32.29米；型宽:7.0米；型深:3.4米		
吨　位	总吨位:225.0，净吨位:70.0		

主机总功率：900.0千瓦；

主机①：型号：XCW6200ZC-120，标定功率：900.0 千瓦。
主机②：型号：，标定功率：千瓦。
主机③：型号：，标定功率：千瓦。
子船船名：功率：共 千瓦。

№ 0000493412

船舶所有人名称	福建省平潭县远洋渔业集团有限公司	所占股份	100.0%
居民身份证号码/公司注册号	913501057051504472		
船舶所有人地址	福州马尾区湖里路27号		
取得所有权日期	2014-10-14		
共有人名称、居民身份证号码/公司注册号和所占股份：			

发证机关：中华人民共和国福建渔港监督局（公章）

发证日期：2016年09月13日

№ 0000493412

根据《中华人民共和国渔业船舶登记办法》，渔业船舶所有权登记证书是权利人享有渔业船舶所有权的证明。

所有权登记证书编号	（闽）船登（权）（2016）YY-200130号		
船　名	福远渔9713	船籍港	福州
渔船编码	3501002014070004	船舶呼号/识别码	412440449
船舶种类	专业远洋渔船	生产方式/养殖证号	单拖渔船
造船厂名称	黄海造船有限公司	造船地点	山东荣成
船体材质	钢质	建造完工日期	2014-07-[illegible]
主尺度	船长:32.29米；型宽:7.0米；型深:3.4米		
吨　位	总吨位:225.0，净吨位:70.0		

主机总功率：900.0千瓦；

主机①：型号：XCW6200ZC-120，标定功率：900.0 千瓦。
主机②：型号：，标定功率：千瓦。
主机③：型号：，标定功率：千瓦。
子船船名：功率：共 千瓦。

№ 0000493410

船舶所有人名称	福建省平潭县远洋渔业集团有限公司	所占股份	100.0%
居民身份证号码/公司注册号	913501057051504472		
船舶所有人地址	福州马尾区湖里路27号		
取得所有权日期	2014-10-14		
共有人名称、居民身份证号码/公司注册号和所占股份：			

发证机关：中华人民共和国福建渔港监督局（公章）

发证日期：2016年09月13日

№ 0000493410

根据《中华人民共和国渔业船舶登记办法》，渔业船舶所有权登记证书是权利人享有渔业船舶所有权的证明。

所有权登记证书编号	（闽）船登（权）（2011）YY-200021号(补)		
船　名	福远渔151	船籍港	福州
渔船编码	3500001990080001	船舶呼号/识别码	412693180
船舶种类	专业远洋渔船	生产方式/养殖证号	拖网渔船
造船厂名称	山东黄海造船厂	造船地点	山东
船体材质	钢质	建造完工日期	19[illegible]-08-[illegible]
主尺度	船长:38.51米；型宽:7.2米；型深:3.7米		
吨　位	总吨位:230.0，净吨位:69.0		

主机总功率：441.0千瓦；

主机①：型号：8300DzC1，标定功率：441.0 千瓦。
主机②：型号：，标定功率：千瓦。
主机③：型号：，标定功率：千瓦。
子船船名：功率：共 千瓦。

№ 0000493417

船舶所有人名称	福建省平潭县远洋渔业集团有限公司	所占股份	100.0%
居民身份证号码/公司注册号	913501057051504472		
船舶所有人地址	福州市马尾区湖里路27号		
取得所有权日期	2010-11-12		
共有人名称、居民身份证号码/公司注册号和所占股份：			

发证机关：中华人民共和国福建渔港监督局（公章）

发证日期：2016年08月31日

№ 0000493417

根据《中华人民共和国渔业船舶登记办法》，渔业船舶所有权登记证书是权利人享有渔业船舶所有权的证明。

所有权登记证书编号	（闽）船登（权）（2016）YY-200129号		
船　名	福远渔9712	船籍港	福州
渔船编码	3501002014070003	船舶呼号/识别码	412440448
船舶种类	专业远洋渔船	生产方式/养殖证号	单拖渔船
造船厂名称	黄海造船有限公司	造船地点	山东荣成
船体材质	钢质	建造完工日期	2014-07-[illegible]
主尺度	船长:32.29米；型宽:7.0米；型深:3.4米		
吨　位	总吨位:225.0，净吨位:70.0		

主机总功率：900.0千瓦；

主机①：型号：XCW6200ZC-120，标定功率：900.0 千瓦。
主机②：型号：，标定功率：千瓦。
主机③：型号：，标定功率：千瓦。
子船船名：功率：共 千瓦。

№ 0000493411

船舶所有人名称	福建省平潭县远洋渔业集团有限公司	所占股份	100.0%
居民身份证号码/公司注册号	913501057051504472		
船舶所有人地址	福州马尾区湖里路27号		
取得所有权日期	2014-10-14		
共有人名称、居民身份证号码/公司注册号和所占股份：			

发证机关：中华人民共和国福建渔港监督局（公章）

发证日期：2016年09月13日

№ 0000493411

Example of Fishing Vessel License

Pingtan Marine Enterprise, Ltd.	Page 3
May 11, 2017

根据《中华人民共和国渔业船舶登记办法》，渔业船舶所有权登记证书是权利人享有渔业船舶所有权的证明。

所有权登记证书编号	（闽）船登（权）（2016）YY-200127号		
船　名	福远渔9710	船籍港	福州
渔船编码	3501002014070006	船舶呼号/识别码	412440446
船舶种类	专业远洋渔船	生产方式/养殖证号	单拖渔船
造船厂名称	黄海造船有限公司	造船地点	山东荣成
船体材质	钢质	建造完工日期	2014-07-18
主尺度	船长:32.29米；型宽:7.0米；型深:3.4米		
吨　位	总吨位:225.0，净吨位:70.0		

主机总功率：900.0千瓦；

主机①：型号：XCW6200ZC-120，标定功率：900.0 千瓦。

主机②：型号：，标定功率：千瓦。

主机③：型号：，标定功率：千瓦。

子船船名：功率：共 千瓦。

№ 0000493413

船舶所有人名称	福建省平潭县远洋渔业集团有限公司	所占股份	100.0%
居民身份证号码/公司注册号	913501057051504472		
船舶所有人地址	福州马尾区湖里路27号		
取得所有权日期	2014-10-14		

共有人名称、居民身份证号码/公司注册号和所占股份：

中华人民共和国福建渔港监督局

发证机关：（公章）

发证日期：2016年09月13日

№ 0000493413

根据《中华人民共和国渔业船舶登记办法》，渔业船舶所有权登记证书是权利人享有渔业船舶所有权的证明。

所有权登记证书编号	（闽）船登（权）（2011）YY-200020号(补)		
船　名	福远渔751	船籍港	福州
渔船编码	3500001989100008	船舶呼号/识别码	412690010
船舶种类	专业远洋渔船	生产方式/养殖证号	拖网渔船
造船厂名称	大连渔轮厂	造船地点	大连
船体材质	钢质	建造完工日期	1989-10-24
主尺度	船长:38.56米；型宽:7.6米；型深:3.8米		
吨　位	总吨位:270.0，净吨位:94.0		

主机总功率：441.0千瓦；

主机①：型号：DY8300，标定功率：441.0 千瓦。

主机②：型号：，标定功率：千瓦。

主机③：型号：，标定功率：千瓦。

子船船名：功率：共 千瓦。

№ 0000493416

船舶所有人名称	福建省平潭县远洋渔业集团有限公司	所占股份	100.0%
居民身份证号码/公司注册号	913501057051504472		
船舶所有人地址	福州市马尾区湖里路27号		
取得所有权日期	2010-11-12		

共有人名称、居民身份证号码/公司注册号和所占股份：

中华人民共和国福建渔港监督局

发证机关：（公章）

发证日期：2016年08月31日

№ 0000493416

根据《中华人民共和国渔业船舶登记办法》，渔业船舶所有权登记证书是权利人享有渔业船舶所有权的证明。

所有权登记证书编号	（闽）船登（权）（2016）YY-200126号		
船　名	福远渔9709	船籍港	福州
渔船编码	3501002014060015	船舶呼号/识别码	412440445
船舶种类	专业远洋渔船	生产方式/养殖证号	单拖渔船
造船厂名称	黄海造船有限公司	造船地点	山东荣成
船体材质	钢质	建造完工日期	2014-06-24
主尺度	船长:32.29米；型宽:7.0米；型深:3.4米		
吨　位	总吨位:225.0，净吨位:70.0		

主机总功率：900.0千瓦；

主机①：型号：XCW6200ZC-120，标定功率：900.0 千瓦。

主机②：型号：，标定功率：千瓦。

主机③：型号：，标定功率：千瓦。

子船船名：功率：共 千瓦。

№ 0000493414

船舶所有人名称	福建省平潭县远洋渔业集团有限公司	所占股份	100.0%
居民身份证号码/公司注册号	913501057051504472		
船舶所有人地址	福州马尾区湖里路27号		
取得所有权日期	2014-10-14		

共有人名称、居民身份证号码/公司注册号和所占股份：

中华人民共和国福建渔港监督局

发证机关：（公章）

发证日期：2016年09月13日

№ 0000493414

根据《中华人民共和国渔业船舶登记办法》，渔业船舶所有权登记证书是权利人享有渔业船舶所有权的证明。

所有权登记证书编号	（闽）船登（权）（2011）YY-200019号(补)		
船　名	福远渔750	船籍港	福州
渔船编码	3500001989100007	船舶呼号/识别码	412689990
船舶种类	专业远洋渔船	生产方式/养殖证号	拖网渔船
造船厂名称	大连渔轮厂	造船地点	大连
船体材质	钢质	建造完工日期	1989-10-24
主尺度	船长:38.56米；型宽:7.6米；型深:3.8米		
吨　位	总吨位:270.0，净吨位:94.0		

主机总功率：441.0千瓦；

主机①：型号：DY8300，标定功率：441.0 千瓦。

主机②：型号：，标定功率：千瓦。

主机③：型号：，标定功率：千瓦。

子船船名：功率：共 千瓦。

№ 0000493415

船舶所有人名称	福建省平潭县远洋渔业集团有限公司	所占股份	100.0%
居民身份证号码/公司注册号	913501057051504472		
船舶所有人地址	福州市马尾区湖里路27号		
取得所有权日期	2010-11-12		

共有人名称、居民身份证号码/公司注册号和所占股份：

中华人民共和国福建渔港监督局

发证机关：（公章）

发证日期：2016年08月31日

№ 0000493415

Example of Fishing Vessel License

Pingtan Marine Enterprise, Ltd.	Page 4
May 11, 2017

The Company’s Catch

Pingtan’s revenues are derived from the sale of frozen fish and other marine catches. The majority of the Company’s sales are through a species of fish known as Ribbon Fish, which is popular throughout China. Pingtan provides specific volume data for investors to evaluate regarding each species of fish.

For the year ended December 31, 2016, the Company’s revenue by species of fish was as follows (dollars in thousands, except for average price):

	Year Ended December 31, 2016
	Revenue	Volume (KG)	Average price	Percentage of revenue
Ribbon fish	$10,374	3,611,925	$2.87	50.5%
Croaker fish	6,187	2,495,291	2.48	30.1%
Reefcod	995	526,940	1.89	4.8%
Squid	695	492,844	1.41	3.4%
Shrimp	527	117,528	4.48	2.6%
Conger eel	449	190,249	2.36	2.2%
Others	1,314	401,946	3.27	6.4%
Total	$20,541	7,836,723	$2.62	100.0%

Pingtan Marine Enterprise, Ltd.	Page 5
May 11, 2017

The Company also include a portion of the customs declaration forms of its fishing products as an example to review:

Example of Customs Declaration Form

Pingtan Marine Enterprise, Ltd.	Page 6
May 11, 2017

Background on Pingtan Management

Xinrong Zhuo has served as Chairman of the Company’s Board since the business combination in February 2013. Prior to that, since August 2010, he served as the chairman and Chief Executive Officer of the predecessor company. As previously reported by the Company in filings with the Securities and Exchange Commission, in 2010, Mr. Zhuo did move to Hong Kong and officially changed his name. He has held executive level positions in companies throughout China.

The Company is including a photo that shows the certificate issued by Pingtan Local Public Security Bureau on May 11, 2017 to certify that Mr. Zhuo’s permanent residence status was changed on October 21, 2010 due to Mr. Zhuo’s change in residence to Hong Kong.

Photo Certifying Mr. Zhou’s Change in Residence to Hong Kong

List of the Company’s Fishing Vessels:

Vessel Name	Fishing Method	Current Location / Area of Fishing	Completion Date	Gross Tonnage	Net Tonnage	Current Ownership Status	Link to Available Valuation Reports
FU YUAN YU 793	Drift Net	Indonesia	2/15/2001	210	85	Pingtan Fishing
FU YUAN YU 794	Drift Net	Indonesia	9/22/2003	207	102	Pingtan Fishing
FU YUAN YU 7882	Squid Jigging	International	9/29/2016	1478	481	Pingtan Fishing
FU YUAN YU 7883	Squid Jigging	International	9/29/2016	1478	481	Pingtan Fishing
FU YUAN YU 735	Trawler	Indonesia	8/15/1988	236	70	Pingtan Fishing
FU YUAN YU 736	Trawler	Indonesia	8/15/1988	236	70	Pingtan Fishing
FU YUAN YU 737	Trawler	Indonesia	10/10/1989	192	57	Pingtan Fishing
FU YUAN YU 738	Trawler	Indonesia	10/10/1989	192	57	Pingtan Fishing
FU YUAN YU 750	Trawler	Indonesia	10/24/1989	270	94	Pingtan Fishing
FU YUAN YU 751	Trawler	Indonesia	10/24/1989	270	94	Pingtan Fishing
FU YUAN YU 151	Trawler	Indonesia	8/28/1990	230	69	Pingtan Fishing
FU YUAN YU 152	Trawler	Indonesia	8/28/1990	230	69	Pingtan Fishing
FU YUAN YU 901	Drift Net	Indonesia	7/28/2013	258	117	Operating rights(leased from Honglong)	Report
FU YUAN YU 902	Drift Net	Indonesia	7/28/2013	258	117	Operating rights(leased from Honglong)	Report

Pingtan Marine Enterprise, Ltd.	Page 7
May 11, 2017

Vessel Name	Fishing Method	Current Location / Area of Fishing	Completion Date	Gross Tonnage	Net Tonnage	Current Ownership Status	Link to Available Valuation Reports
FU YUAN YU 725	Trawler	Indonesia	11/25/2011	297	136	Pingtan Fishing
FU YUAN YU 726	Trawler	Indonesia	11/25/2011	297	136	Pingtan Fishing
FU YUAN YU 727	Trawler	Indonesia	12/31/2011	297	136	Pingtan Fishing
FU YUAN YU 728	Trawler	Indonesia	12/31/2011	297	136	Pingtan Fishing
FU YUAN YU 729	Trawler	Indonesia	2/23/2012	297	136	Pingtan Fishing
FU YUAN YU 730	Trawler	Indonesia	2/23/2012	297	136	Pingtan Fishing
FU YUAN YU 731	Trawler	Indonesia	4/28/2012	297	136	Pingtan Fishing
FU YUAN YU 732	Trawler	Indonesia	4/28/2012	297	136	Pingtan Fishing
FU YUAN YU 733	Trawler	Indonesia	4/28/2012	297	136	Pingtan Fishing
FU YUAN YU 734	Trawler	Indonesia	4/28/2012	297	136	Pingtan Fishing
FU YUAN YU 739	Trawler	Indonesia	7/15/2012	292	131	Pingtan Fishing
FU YUAN YU 740	Trawler	Indonesia	7/15/2012	292	131	Pingtan Fishing
FU YUAN YU 741	Trawler	Indonesia	7/31/2012	292	131	Pingtan Fishing
FU YUAN YU 742	Trawler	Indonesia	7/31/2012	292	131	Pingtan Fishing
FU YUAN YU 743	Trawler	Indonesia	8/3/2012	292	131	Pingtan Fishing
FU YUAN YU 745	Trawler	Indonesia	8/3/2012	292	131	Pingtan Fishing
FU YUAN YU 746	Trawler	Indonesia	8/15/2012	292	131	Pingtan Fishing
FU YUAN YU 747	Trawler	Indonesia	8/15/2012	292	131	Pingtan Fishing
FU YUAN YU 748	Trawler	Indonesia	8/23/2012	292	131	Pingtan Fishing
FU YUAN YU 749	Trawler	Indonesia	8/23/2012	292	131	Pingtan Fishing
FU YUAN YU 155	Trawler	Indonesia	11/15/1987	272	81	Pingtan Fishing
FU YUAN YU 156	Trawler	Indonesia	10/1/1987	274	82	Pingtan Fishing
FU YUAN YU 171	Trawler	India	3/31/2013	316	160	Pingtan Fishing
FU YUAN YU 172	Trawler	India	3/31/2013	316	160	Pingtan Fishing
FU YUAN YU 173	Trawler	India	4/29/2013	316	160	Pingtan Fishing
FU YUAN YU 174	Trawler	India	4/29/2013	316	160	Pingtan Fishing
FU YUAN YU 175	Trawler	India	5/27/2013	316	160	Pingtan Fishing
FU YUAN YU 176	Trawler	India	5/27/2013	316	160	Pingtan Fishing
FU YUAN YU 177	Trawler	Indonesia	5/29/2013	316	160	Pingtan Fishing
FU YUAN YU 178	Trawler	Indonesia	5/29/2013	316	160	Pingtan Fishing

Pingtan Marine Enterprise, Ltd.	Page 8
May 11, 2017

Vessel Name	Fishing Method	Current Location / Area of Fishing	Completion Date	Gross Tonnage	Net Tonnage	Current Ownership Status	Link to Available Valuation Reports
FU YUAN YU 179	Trawler	Indonesia	6/4/2013	316	160	Pingtan Fishing
FU YUAN YU 180	Trawler	Indonesia	6/4/2013	316	160	Pingtan Fishing
FU YUAN YU 181	Trawler	Indonesia	6/17/2013	316	160	Pingtan Fishing
FU YUAN YU 182	Trawler	Indonesia	6/17/2013	316	160	Pingtan Fishing
FU YUAN YU 185	Trawler	Indonesia	7/25/2013	316	160	Pingtan Fishing
FU YUAN YU 186	Trawler	Indonesia	7/25/2013	316	160	Pingtan Fishing
FU YUAN YU 187	Trawler	Indonesia	7/4/2013	316	160	Pingtan Fishing
FU YUAN YU 188	Trawler	Indonesia	7/4/2013	316	160	Pingtan Fishing
FU YUAN YU 183	Trawler	Indonesia	7/16/2013	316	160	Pingtan Fishing
FU YUAN YU 184	Trawler	Indonesia	7/16/2013	316	160	Pingtan Fishing
FU YUAN YU 560	Trawler	Indonesia	5/10/2012	237	95	Pingtan Fishing	Report
FU YUAN YU 561	Trawler	Indonesia	5/10/2012	237	95	Pingtan Fishing	Report
FU YUAN YU 562	Trawler	Indonesia	5/10/2012	237	95	Pingtan Fishing	Report
FU YUAN YU 563	Trawler	Indonesia	5/10/2012	237	95	Pingtan Fishing	Report
FU YUAN YU 564	Trawler	Indonesia	5/10/2012	237	95	Pingtan Fishing	Report
FU YUAN YU 565	Trawler	Indonesia	5/10/2012	237	95	Pingtan Fishing	Report
FU YUAN YU 566	Trawler	Indonesia	5/21/2012	237	95	Pingtan Fishing	Report
FU YUAN YU 567	Trawler	Indonesia	5/21/2012	237	95	Pingtan Fishing	Report
FU YUAN YU 568	Trawler	Indonesia	5/21/2012	237	95	Pingtan Fishing	Report
FU YUAN YU 569	Trawler	Indonesia	5/21/2012	237	95	Pingtan Fishing	Report
FU YUAN YU 570	Trawler	Indonesia	5/21/2012	237	95	Pingtan Fishing	Report
FU YUAN YU 571	Trawler	Indonesia	5/21/2012	237	95	Pingtan Fishing	Report
FU YUAN YU 572	Trawler	Indonesia	5/21/2012	237	95	Pingtan Fishing	Report
FU YUAN YU 573	Trawler	Indonesia	5/21/2012	237	95	Pingtan Fishing	Report
FU YUAN YU 574	Trawler	Indonesia	5/21/2012	237	95	Pingtan Fishing	Report
FU YUAN YU 575	Trawler	Indonesia	5/21/2012	237	95	Pingtan Fishing	Report
FU YUAN YU 576	Trawler	Indonesia	5/23/2012	237	95	Pingtan Fishing	Report
FU YUAN YU 577	Trawler	Indonesia	5/23/2012	237	95	Pingtan Fishing	Report
FU YUAN YU 578	Trawler	Indonesia	5/23/2012	237	95	Pingtan Fishing	Report
FU YUAN YU 579	Trawler	Indonesia	5/23/2012	237	95	Pingtan Fishing	Report

Pingtan Marine Enterprise, Ltd.	Page 9
May 11, 2017

Vessel Name	Fishing Method	Current Location / Area of Fishing	Completion Date	Gross Tonnage	Net Tonnage	Current Ownership Status	Link to Available Valuation Reports
FU YUAN YU 193	Light Luring Seine Vessel	Indonesia	4/10/2014	521	244	Pingtan Fishing
FU YUAN YU 7864	Longline Fishing	International	1/3/2017	538	194	Pingtan Fishing	Report
FU YUAN YU 532	Trawler	Indonesia	6/15/1987	280	87	Pingtan Fishing	Report
FU YUAN YU 533	Trawler	Indonesia	6/15/1987	280	87	Pingtan Fishing	Report
FU YUAN YU 535	Trawler	Indonesia	12/5/1990	293	88	Pingtan Fishing	Report
FU YUAN YU 536	Trawler	Indonesia	12/5/1990	293	88	Pingtan Fishing	Report
FU YUAN YU 537	Trawler	Indonesia	6/15/1982	480	144	In the process of transfer
FU YUAN YU 538	Trawler	Indonesia	6/15/1982	480	144	In the process of transfer
FU YUAN YU 539	Trawler	Indonesia	10/15/1989	364	144	Pingtan Fishing	Report
FU YUAN YU 540	Trawler	Indonesia	10/15/1989	357	144	Pingtan Fishing	Report
FU YUAN YU 755	Trawler	Indonesia	7/25/2001	269	80	Pingtan Fishing	Report
FU YUAN YU 756	Trawler	Indonesia	7/25/2001	269	80	Pingtan Fishing	Report
FU YUAN YU 757	Trawler	Indonesia	7/25/2001	269	80	Pingtan Fishing	Report
FU YUAN YU 758	Trawler	Indonesia	7/25/2001	269	80	Pingtan Fishing	Report
FU YUAN YU 759	Trawler	Indonesia	7/25/2001	269	80	Pingtan Fishing	Report
FU YUAN YU 903	Drift Net	Indonesia	7/28/2013	258	117	Operating rights(leased from Honglong)	Report
FU YUAN YU 904	Drift Net	Indonesia	7/28/2013	258	117	Operating rights(leased from Honglong)	Report
FU YUAN YU 905	Drift Net	Indonesia	8/12/2013	258	117	Operating rights(leased from Honglong)	Report
FU YUAN YU 907	Drift Net	Indonesia	8/12/2013	258	117	Operating rights(leased from Honglong)	Report
FU YUAN YU 906	Drift Net	Indonesia	8/12/2013	258	117	Operating rights(leased from Honglong)	Report
FU YUAN YU 908	Drift Net	Indonesia	8/12/2013	258	117	Operating rights(leased from Honglong)	Report
FU YUAN YU 909	Drift Net	Indonesia	8/12/2013	258	117	Operating rights(leased from Honglong)	Report
FU YUAN YU 910	Drift Net	Indonesia	8/12/2013	258	117	Operating rights(leased from Honglong)	Report
FU YUAN YU 911	Drift Net	Indonesia	8/26/2013	258	117	Operating rights(leased from Honglong)	Report
FU YUAN YU 912	Drift Net	Indonesia	8/26/2013	258	117	Operating rights(leased from Honglong)	Report

Pingtan Marine Enterprise, Ltd.	Page 10
May 11, 2017

Vessel Name	Fishing Method	Current Location / Area of Fishing	Completion Date	Gross Tonnage	Net Tonnage	Current Ownership Status	Link to Available Valuation Reports
FU YUAN YU 913	Drift Net	Indonesia	8/26/2013	258	117	Operating rights(leased from Honglong)	Report
FU YUAN YU 914	Drift Net	Indonesia	8/26/2013	258	117	Operating rights(leased from Honglong)	Report
FU YUAN YU 915	Drift Net	Indonesia	9/2/2013	258	117	Operating rights(leased from Honglong)	Report
FU YUAN YU 916	Drift Net	Indonesia	9/2/2013	258	117	Operating rights(leased from Honglong)	Report
FU YUAN YU 917	Drift Net	Indonesia	9/10/2013	258	117	Operating rights(leased from Honglong)	Report
FU YUAN YU 918	Drift Net	Indonesia	9/10/2013	258	117	Operating rights(leased from Honglong)	Report
FU YUAN YU 919	Drift Net	Indonesia	9/2/2013	258	117	Operating rights(leased from Honglong)	Report
FU YUAN YU 920	Drift Net	Indonesia	9/2/2013	258	117	Operating rights(leased from Honglong)	Report
FU YUAN YU 9607	Drift Net	Indo-Pacific waters	8/25/2014	225	70	In the process of transfer	Report
FU YUAN YU 9608	Drift Net	Indo-Pacific waters	8/25/2014	225	70	In the process of transfer	Report
FU YUAN YU 189	Trawler	Indonesia	6/29/2013	316	160	Pingtan Fishing
FU YUAN YU 190	Trawler	Indonesia	6/29/2013	316	160	Pingtan Fishing
FU YUAN YU 191	Light Luring Seine Vessel	Indonesia	3/28/2014	521	244	Pingtan Fishing
FU YUAN YU 9709	Trawler	India	6/24/2014	225	70	Pingtan Fishing
FU YUAN YU 9710	Trawler	India	7/18/2014	225	70	Pingtan Fishing
FU YUAN YU 9711	Trawler	India	7/18/2014	225	70	Pingtan Fishing
FU YUAN YU 9712	Trawler	India	7/18/2014	225	70	Pingtan Fishing
FU YUAN YU 9713	Trawler	India	7/18/2014	225	70	Pingtan Fishing
FU YUAN YU 9714	Trawler	India	7/18/2014	225	70	Pingtan Fishing
FU YUAN YU 7861	Longline Fishing	International	1/3/2017	538	194	Pingtan Fishing	Report
FU YUAN YU 7862	Longline Fishing	International	1/3/2017	538	194	Pingtan Fishing	Report
FU YUAN YU 7863	Longline Fishing	International	1/3/2017	538	194	Pingtan Fishing	Report
FU YUAN YU 192	Light Luring Seine Vessel	Indonesia	4/10/2014	521	244	Pingtan Fishing
FU YUAN YU 791	Trawler	Indonesia	10/15/1995	266	82	Pingtan Fishing
FU YUAN YU 792	Trawler	Indonesia	10/15/1995	266	82	Pingtan Fishing
FU YUAN YU 9609	Drift Net	Indo-Pacific waters	9/23/2014	225	67	In the process of transfer	Report

Pingtan Marine Enterprise, Ltd.	Page 11
May 11, 2017

Vessel Name	Fishing Method	Current Location / Area of Fishing	Completion Date	Gross Tonnage	Net Tonnage	Current Ownership Status	Link to Available Valuation Reports
FU YUAN YU 9610	Drift Net	Indo-Pacific waters	9/23/2014	225	67	In the process of transfer	Report
FU YUAN YU 9611	Drift Net	Indo-Pacific waters	9/23/2014	225	67	In the process of transfer	Report
FU YUAN YU 9613	Drift Net	Indo-Pacific waters	9/23/2014	225	67	In the process of transfer	Report
FU YUAN YU 9614	Drift Net	Indo-Pacific waters	9/23/2014	225	67	In the process of transfer	Report
FU YUAN YU 9615	Drift Net	Indo-Pacific waters	9/23/2014	225	67	In the process of transfer	Report
FU YUAN YU 9616	Drift Net	Indo-Pacific waters	9/23/2014	225	67	In the process of transfer	Report
FU YUAN YU 9617	Drift Net	Indo-Pacific waters	10/17/2014	225	67	In the process of transfer	Report
FU YUAN YU 9618	Drift Net	Indo-Pacific waters	10/17/2014	225	67	In the process of transfer	Report
FU YUAN YU 9620	Drift Net	Indo-Pacific waters	10/17/2014	225	67	In the process of transfer	Report
FU YUAN YU 9621	Drift Net	Indo-Pacific waters	10/17/2014	225	67	In the process of transfer	Report
FU YUAN YU F91	Transport/Refrigerated	International	12/14/1984	2946	1358	In the process of transfer	Report
FU YUAN YU 795	Squid Jigging	International	4/4/1981	655	231	In the process of transfer	Report
FU YUAN YU 796	Squid Jigging	International	12/25/1983	663	248	In the process of transfer	Report
FU YUAN YU 7880	Squid Jigging	International	8/28/2014	1497	509	In the process of transfer	Report
FU YUAN YU 7881	Squid Jigging	International	8/28/2014	1497	509	In the process of transfer	Report

About Pingtan

Pingtan is a global fishing company engaging in ocean fishing through its subsidiary, Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd., or Pingtan Fishing.

Business Risks and Forward-Looking Statements

This press release may contain forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "plan," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology. Although forward-looking statements reflect the good faith judgment of our management, such statements can only be based on facts and factors currently known by us. Consequently, forward-looking statements are inherently subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in or anticipated by the forward-looking statements. Risks include ability to successfully implement business strategies; need for additional capital and the availability of financing; ability to successfully manage relationships with customers, distributors and other important relationships; technological changes; competition; demand for our products and services; the deterioration of general economic conditions, whether internationally, nationally or in the local markets in which we operate; legislative or regulatory changes that may adversely affect our business; operational, mechanical, climatic or other unanticipated issues that adversely affect the production capacity of the Company's fishing vessels and their ability to generate expected annual revenue and net income; legal and regulatory environment and other risk factors contained in Pingtan's SEC filings available at www.sec.gov, including Pingtan's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Pingtan undertakes no obligation to update or revise any forward-looking statements for any reason.

Pingtan Marine Enterprise, Ltd.	Page 12
May 11, 2017

CONTACT:

Roy Yu

Chief Financial Officer

Pingtan Marine Enterprise Ltd.

Tel: +86 591 87271753

ryu@ptmarine.net

INVESTOR RELATIONS

Katherine Yao, Senior Associate

Tel: +86 10 6587 6435

kyao@equityny.com

Adam Prior, Senior Vice President

Tel: (212) 836-9606

aprior@equityny.com